LEASE AMENDING AGREEMENT

THIS AGREEMENT made as of the 1st day of March, 2011.

BETWEEN:

PIONEER TRANSFORMERS LTD.
(the "Tenant")

AND:

1713277 ONTARIO INC.
(the "Landlord")

WHEREAS pursuant to a lease dated the 8th day of October, 1998, as amended by a lease amending agreement made as of the 20th day of March, 2001, (collectively, the "Lease"), the Landlord, by its predecessor, as landlord, leased to the Tenant certain premises containing a rentable floor area of 1,407 square feet, being composed of part of the ground floor of Building 5, Suite 102, of the development municipally known as 2600 Skymark A venue, Mississauga, ON (the Lands and Building being more particularly described in the Lease) for a term now expiring July 31, 2011, at the rents and upon the terms and conditions contained in the Lease.

AND WHEREAS 1713277 ONTARIO INC. is successor in interest and title as owner and landlord of the Lands and Building

AND WHEREAS the Landlord and the Tenant have agreed to extend the Term of the Lease and to certain other amendments to the Lease and to execute this Agreement to give effect thereto;

NOW THEREFORE THIS AGREEMENT WITNESSESS that in consideration of the mutual covenants contained herein and the sum of TWO DOLLARS ($2.00) now paid by each party to the other and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereby covenant and agree as follows:

I .	The above recitals are true in substance and in fact.

2.	Effective from and after the 1st day of August, 2011, the Lease shall be and is hereby amended as follows:

a)	Section 3.01 is hereby deleted and replace with the following:

"The Term of this Lease shall be eighteen (18) years, commencing August 1, 1998, and ending July 31, 2016, unless the Term is otherwise terminated as provided for in this Lease."

b)	Section 4.01 shall be amended by adding the following:

Period of Term	Annual Basic Rent	Monthly Basic Rent	Annual Rate Per Sq. Ft of Rentable Area
Lease Years 14-18 Commencing Aug 01, 2011. Ending July 31, 2016.	$20,401.50	$1,700.13	$14.50

c)	The Landlord's address in Section 4.05 shall be deleted and replaced with the following: 37 Hartford Trail Brampton, ON L6W 4K2

3.
The Landlord and the Tenant hereby acknowledge, confirm and agree that in all other respects the terms of the Lease are to remain in full force and effect, unchanged and unmodified except in accordance with this Agreement.

4.	Except as specifically stated in this Agreement, any expression used in this Agreement has the same meaning as the corresponding expression in the Lease.

5.	This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective permitted successors and permitted assigns.

IN WITNESS WHEREOF each of the parties have executed this Assignment as of the date first written above.

Tenant: PIONEER TRANSFORMERS LTD.

Per:	/s/ James A. Wilkins
Name: James A. Wilkins
Title: Vice-President

Per:	/s/ Raymond Haddad
Name: Raymond Haddad
Title: Secretary

I/We have authority to bind the Corporation Landlord: 1713277 ONTARIO INC.

Per:	/s/ Torrence Ernest
Name: Torrence Ernest
Title: President

I/We have authority to bind the Corporation

LEASE SUMMARY SCHEDULE

Tenant:	Pioneer Transformers Ltd.

Landlord:	2600 Skymark Investments Inc.

Property:	2600 Skymark Avenue

Mississauga Ontario

L4W 5L6

Unit:	Bldg 5, Suite 102

Lease Details

Start Date	End Date	Per Annum	Minimum Rent Per Month	PSF	Additional Rent 2006

Aug. 1,2006	July 31, 2009	$18,995.85	$1,582.99	$13.50	$11.90
Aug. 1, 2009	July 31, 2011	$20,401.50	$1,700.13	$14.50

Lease Term:	Five (5) years

Area:	1,407	Building Area:	120,656

Pro rata:	1.17%

Renewal Option:	N / A

Deposit:	$2,485.14

Contact Summary

Contact:	Christine Dalpe

Mailing Address:	same as above

Phone Number:	905.625.0868

Fax Number:	905.625.6589

Email:	______@pioneertransformers.com

PIONEER TRANSFORMERS LIMITED
612, Chemin Bernard
Granby
Quebec J2G 8E5

Please find outlined below the monthly rental payments including estimated operating costs for 2011 calendar year:

Unit	Building 5, Suite 102

Property	2600 Skymark Avenue Mississauga, Ontario L4W 5B2

Period	January 1, 2011 to July 31, 2011

Minimum Rent	$1 700.13
Additional Rent	$1 485.40
$3 185.53
HST (13%)	$414.12
Total	$3 599.65

Please forward 6 post-dated cheques payable to the Landlord at the address shown below:

1713277 Ontario Inc.

37 Hartford Trail
Brampton
Ontario L6W 4K2
Your kind and urgent attention in this matter is greatly appreciated.

Regards
Torrence Ernest
President
1713277 Ontario Inc.
Telephone 905 453 9128